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                                                                   Exhibit 10.38


                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         THIS FIRST AMENDMENT dated as of January 11, 2006 (this "AMENDMENT"), to the Credit Agreement, dated as of December 8, 2005 (the "CREDIT AGREEMENT"), by and among CLAYTON HOLDINGS, INC. a Delaware corporation (the "COMPANY"), Harris, N.A. ("HARRIS") and BNP PARIBAS ("BNP PARIBAS"), as administrative agent (in such capacity "ADMINISTRATIVE AGENT").

                                    RECITALS

         WHEREAS, subsection 2.1A(iv) of the Credit Agreement permits Lenders and/or other financial institutions not a party to the Credit Agreement, that are approved by Administrative Agent, to provide up to an aggregate amount of $10,000,000 in additional Revolving Loan Commitments.

         WHEREAS, Company desires to exercise its right under subsection 2.1A(iv) of the Credit Agreement to request additional Revolving Loan Commitments in an aggregate principal amount of $5,000,000 (the "FIRST AMENDMENT REVOLVING LOAN COMMITMENTS").

         WHEREAS, Harris has agreed to make additional Revolving Loan Commitments in an aggregate principal amount of $5,000,000 on the First Amendment Effective Date (as defined below) and Administrative Agent approves of the same.

         WHEREAS, pursuant to subsection 2.1A(iv) of the Credit Agreement, Company and Administrative Agent are authorized to amend the Credit Agreement without the consent of the Lenders to the extent necessary to give effect to such additional Revolving Loan Commitments.

         WHEREAS, pursuant to an Assignment Agreement by and between Harris and BNP Paribas, and consented to by Company and Administrative Agent (the "Assignment"), BNP Paribas has, concurrently herewith, assigned to Harris (and Harris has assumed) $5,000,000 of BNP Paribas' Revolving Loan Commitment such that after giving effect to this Amendment and the Assignment, the aggregate Revolving Loan Commitment of Harris will be $10,000,000.

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Credit Agreement.

         2. AMENDMENTS TO DEFINITIONS.

                  (a) New definitions of "First Amendment" and "First Amendment Revolving Loan Commitments" shall be added to Section 1.1 in alphabetical order reading as follows:


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                  ""FIRST AMENDMENT" means that certain First Amendment to this
         Agreement dated as of January 11, 2006."

                  ""FIRST AMENDMENT EFFECTIVE DATE" means the date the First Amendment becomes effective in accordance with its terms."

                  ""FIRST AMENDMENT REVOLVING LOAN COMMITMENTS" means the additional Revolving Loan Commitments provided pursuant to the First Amendment."

         3. AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.

                  (a) First paragraph of subsection 2.1A(ii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                           (A) "REVOLVING LOANS. Each Revolving Lender severally
                  agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B. As of the First Amendment Effective Date, the amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed hereto and the aggregate Revolving Loan Commitment Amount is $45,000,000 (consisting of Revolving Loan Commitments in the aggregate amount of $40,000,000 as of the Closing Date plus First Amendment Revolving Loan Commitments in the aggregate amount of $5,000,000); PROVIDED that the amount of the Revolving Loan Commitment of each Revolving Lender shall be adjusted to give effect to any assignment of such Revolving Loan Commitment pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4 and increased from time to time by the amount of any increases thereto made pursuant to subsection 2.1(iv). Each Revolving Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(ii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date."

         4. AMENDMENT TO SCHEDULE 2.1. Schedule 2.1 of the Credit Agreement is hereby amended by adding Harris and its $10,000,000 Revolving Loan Commitment and reducing BNP Paribas' Revolving Loan Commitment by $5,000,000.


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         5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the fulfillment of each of the following conditions precedent (the date such conditions are fulfilled is hereafter referred to as the "FIRST AMENDMENT EFFECTIVE DATE"):

                  (a) After giving effect to this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing on the First Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms and Company shall have delivered an Officer's Certificate to such effect.

                  (b) Administrative Agent shall have executed this Amendment and received a counterpart of this Amendment that bears the signature of Harris, the Company and each of the Guarantors.

                  (c) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

                  (d) Administrative Agent shall be satisfied that all requirements of subsection 2.1A(iv) of the Credit Agreement shall have been met.

                  (e) Delivery by Harris, Company, BNP Paribas and Administrative Agent of the Assignment, together with such other documentation and fees required by subsection 10.1 of the Credit Agreement for the effectiveness of the Assignment pursuant to the Credit Agreement.

         6. EXPENSES. Without limiting any obligation of the Company to reimburse the expenses pursuant to the terms of the Loan Documents, the Company hereby agrees that on or before the First Amendment Effective Date, the Company shall reimburse the Administrative Agent for any and all out of pocket expenses (including reasonable attorneys' fees) incurred by the Administrative Agent in connection with this Amendment and the matters related hereto.

         7. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lenders as follows:

                  (a) Immediately prior to, or after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing or would result from this Amendment becoming effective in accordance with its terms.

                  (b) The execution, delivery, and performance by each of the Company and the Guarantors of this Amendment have been duly authorized by all necessary action on the part of such Person.

                  (c) The execution, delivery and performance by Company and the Guarantors of this Amendment and the consummation of the transactions contemplated


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         hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of their Subsidiaries, the Organizational Documents of Company or any of their Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of their Subsidiaries,
         (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders and except, in each case, to the extent such violation, conflict, Lien or failure to obtain such approval or consent would not reasonably be expected to result in a Material Adverse Effect.

                  (d) This Amendment is the legally valid and binding obligations of each of the Company and the Guarantors, enforceable against such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

         8. MISCELLANEOUS.

                  (a) Except as otherwise expressly provided herein, each of the Company and the Guarantors hereby agree that (i) the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date (A) all references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and (B) all references in the other Loan Documents to the "Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (ii) to the extent that the Credit Agreement or any other Loan Document purports to pledge to the Administrative Agent, or to grant to the Administrative Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.

                  (b) Company hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made by


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         the Company under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

                  (c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (d) Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS. Each guarantor listed on the signature pages hereof ("GUARANTORS") hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, after the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty shall not be impaired, excused or diminished and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, and that the Guaranteed Obligations shall include all Obligations under the Credit Agreement as amended by this Amendment. Each Guarantor further agrees that nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

         10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                         COMPANY:


                                         CLAYTON HOLDINGS, INC.


                                         By:  /s/ FREDERICK C. HERBST
                                              ------------------------------
                                         Name:  Frederick C. Herbst
                                         Title: Chief Financial Officer


                                         GUARANTORS:


                                         GRP HOLDINGS, INC.


                                         By:  /s/ FREDERICK C. HERBST
                                              ------------------------------
                                         Name:  Frederick C. Herbst
                                         Title: Treasurer


                                         CLAYTON SERVICES, INC.


                                         By:  /s/ FREDERICK C. HERBST
                                              ------------------------------
                                         Name:  Frederick C. Herbst
                                         Title: Chief Financial Officer


                                         CLAYTON TECHNOLOGIES, INC.


                                         By:  /s/ FREDERICK C. HERBST
                                              ------------------------------
                                         Name:  Frederick C. Herbst
                                         Title: Chief Financial Officer


                                         FIRST MADISON SERVICES, INC.


                                         By:  /s/ FREDERICK C. HERBST
                                              ------------------------------
                                         Name:  Frederick C. Herbst
                                         Title: Chief Financial Officer


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                                         AG NI HOLDINGS, INC.


                                         By:  /s/ FREDERICK C. HERBST
                                              ------------------------------
                                         Name:  Frederick C. Herbst
                                         Title: Chief Financial Officer


                                         QUANTUM SERVICING CORPORATION


                                         By:  /s/ STEVEN COHEN
                                              ------------------------------
                                         Name:  Steven Cohen
                                         Title: Vice President and Secretary


                                         TMHC HOLDINGS, INC.


                                         By:  /s/ KEVIN J. KANOUFF
                                              ------------------------------
                                         Name:  Kevin J. Kanouff
                                         Title: President


                                         CLAYTON FIXED INCOME SERVICES INC.


                                         By:  /s/ KEVIN J. KANOUFF
                                              ------------------------------
                                         Name:  Kevin J. Kanouff
                                         Title: President


                                         CLAYTON IPS CORPORATION


                                         By:  /s/ KEVIN J. KANOUFF
                                              ------------------------------
                                         Name:  Kevin J. Kanouff
                                         Title: Chief Executive Officer


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                                         ADMINISTRATIVE AGENT:


                                         BNP PARIBAS


                                         By:  /s/ AMY KIRSCHNER
                                              ------------------------------
                                         Name:  Amy Kirschner
                                         Title: Director


                                         By:  /s/ THERESA KNUTH
                                              ------------------------------
                                         Name:  Theresa Knuth
                                         Title: Vice President


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                                         LENDERS:


                                         HARRIS, N.A.


                                         By:  /s/ RONALD V. REDD
                                              ------------------------------
                                         Name:  Ronald V. Redd
                                         Title: Vice President


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